UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2020 (March 27, 2020)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in April 2018, Range Resources Corporation (the “Company”), the borrower, entered into an amended and restated revolving credit agreement (as amended through October 18, 2019), with JPMorgan Chase Bank, N.A., as administrative agent and other lenders and agents party thereto (the “Credit Agreement”).

On March 27, 2020, the Company entered into a second amendment to the Credit Agreement (the “Second Amendment”) with JPMorgan Chase Bank, N.A. as administrative agent and other lenders and agents party thereto.  Pursuant to the Second Amendment and the annual borrowing base determination, which is effective as of March 27, 2020, the Borrowing Base (as defined in the Credit Agreement) was reaffirmed at $3.0 billion and total lender commitments was reaffirmed at $2.4 billion.

The Second Amendment also provides for (i) the establishment of a semi-annual borrowing base redetermination with the next scheduled redetermination to occur by November 2020; (ii) an increase in applicable margin of 50 basis points on drawn facility balances; and (iii) a permitted increase to the letter of credit sublimit.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Second Amendment, which is filed as Exhibit 10.1 to the Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

10.1

Second Amendment to the Sixth Amended and Restated Credit Agreement, dated March 27, 2020 among Range Resources Corporation (as borrower) and JPMorgan Chase Bank, N.A., as administrative agent and the other lenders and agents party thereto

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ MARK S. SCUCCHI
Mark S. Scucchi
Senior Vice President-Chief Financial Officer

Date:  March 27, 2020

3